SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 24, 2008
IONA Technologies PLC

(Exact Name of Registrant as Specified in its Charter)
Ireland

(State or Other Jurisdiction of Incorporation)

000-29154	NA

(Commission File Number)	(IRS Employer Identification No.)

The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland	NA

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 353 1 637 2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          On January 24, 2008, IONA Technologies PLC (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.
          The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
          On January 24, 2008, the Company announced its fourth quarter and full year 2007 financial results and will conduct a conference call to discuss these results and outlook for future financial performance on January 24, 2008, at 10:00 a.m. Eastern Time. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.
          The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
          (d)  Exhibits
99.1	Press Release issued by the registrant on January 24, 2008, furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONA Technologies PLC
January 24, 2008	By:	/s/ Christopher M. Mirabile
Christopher M. Mirabile
Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on January 24, 2008, furnished herewith.